Exhibit 10.3

SECURED CONTINUING GUARANTEE

THIS SECURED CONTINUING GUARANTEE (this “Guarantee”) is executed by Stephan Rhodes Wallach and Michelle Grace Wallach, married individuals with a principal residence at 2400 Boswell Road, Chula Vista, CA 91914 and a mailing address at PO Box 210880, Chula Vista, CA 91921 (the “Guarantor”), in favor of GEMCAP SOLUTIONS, LLC, a Delaware limited liability company with offices at 9901 I.H. 10 West, Suite 800, San Antonio, TX 78230 (together with its successors and assigns, the “Lender”), with respect to Indebtedness (defined herein) of CLR ROASTERS LLC, a Florida limited liability company with a principal place of business located at 2141 NW 72nd St., Miami, FL 33122 (the “Borrower”).

1.         Continuing Guarantee. For valuable consideration, Guarantor hereby unconditionally guarantees and promises to promptly pay to Lender, at the address indicated above or at such other address as Lender may direct, in lawful money of the United States, all Indebtedness of Borrower to Lender when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guarantee is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities and other costs and expenses relating to or arising out of the Indebtedness. In giving this Guarantee, Guarantor hereby acknowledges that this Guarantee is a guaranty of payment (and not of collection), and that the liability of Guarantor under this Guarantee is present, absolute, unconditional, continuing, primary, direct and independent of the obligations of Borrower to Lender. Lender shall not be required to pursue any other remedies including, without limitation, its remedies against Borrower under any Loan Documents evidencing Indebtedness of Borrower, before pursuing Lender’s rights and remedies against Guarantor under this Guarantee.

2.            Definitions.

(a)         “Indebtedness” shall mean: (i) any and all debts, duties, obligations and liabilities of Borrower to Lender, now or hereafter existing, whether voluntary or involuntary and however arising, whether direct or indirect or acquired by Lender by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Lender for its own account or as agent for another or others, whether Borrower may be liable individually or jointly with others, whether recovery upon such debts, liabilities, and obligations may be or hereafter become barred by any statute of limitations, and whether such debts, liabilities, and obligations may be or hereafter become otherwise unenforceable and regardless of whether recovery thereon is discharged in any bankruptcy, insolvency or other proceeding, including without limitation, any of the same that arise from or in connection with Lender’s acquisition of a security interest or other interest in any property of Borrower; and (ii) any and all attorneys’ fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expense of, for or incidental to collection thereof. Guarantor hereby acknowledges and agrees that acceptance by Lender of this Guarantee shall not constitute a commitment of any kind by Lender to permit Borrower to incur Indebtedness to Lender.

(b)         “Loan Documents” shall mean loan agreements between Borrower and Lender and promissory notes from Borrower in favor of Lender evidencing or relating to any of the Indebtedness, and all deeds of trust, mortgages, security agreements, and all other agreements, documents, and instruments executed by Borrower, Guarantor and/or any other person in connection with such loan agreements and promissory notes, as such loan agreements, promissory notes, security agreements, and other agreements, documents and instruments are now in effect and as hereafter amended, restated, renewed or superseded.

3.          Rights of Lender. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor under this Guarantee, Lender may, from time to time before or after revocation of this Guarantee, do any one or more of the following in Lender’s sole and absolute discretion: (a) renew, compromise, extend, accelerate, or otherwise change the time for payment or accept partial payments of, compromise or settle, renew, discharge the performance of, refuse to enforce or release all or any parties to, any or all of the Indebtedness, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness, or any and all property of any kind securing Guarantor’s obligations under this Guarantee or securing any other guaranty of any or all of the Indebtedness or on which Lender at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefore in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action that results in the release of, any one or more endorsers or guarantor of all or part of the Indebtedness, including without limitation one or more parties to this Guarantee, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision of the Loan Documents relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply to the Indebtedness, any sums received from Borrower, any other guarantor, endorser, or cosigner, or from the disposition of any collateral or security to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Lender determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; and (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Lender determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that Lender shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee. Without limiting the generality of the foregoing, Lender shall have no obligation to monitor, verify audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee.

4.          Guarantee to be Absolute. Guarantor agrees that until the Indebtedness has been indefeasibly paid in full and any commitments of Lender or facilities provided by Lender with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guarantee or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor’s obligations under this Guarantee. Guarantor waives and surrenders any defense to any liability under this Guarantee based upon any such action, including but not limited to any action of Lender described in the immediately preceding paragraph of this Guarantee. It is the express intent of Guarantor that Guarantor’s obligations under this Guarantee are and shall be absolute and unconditional. In the event any payment with respect to any or all of the Indebtedness by any person is repaid or returned by Lender because of any claim that such payment constituted a preferential transfer or fraudulent conveyance or for any other reason whatsoever, or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor, any other guarantor or any other person or entity, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Guarantor, any other guarantor or any other person or entity, or any substantial part of their property, or otherwise, this Guarantee shall continue to be effective, or be automatically reinstated, as the case may be, all as though such payments had not been made. Lender shall have full authority in its sole discretion to compromise or settle any such claim, and any amounts received by Lender that are paid, repaid or returned as a part of such compromise or settlement, and the foregoing shall not discharge or reduce the liability of Guarantor under this Guarantee and Guarantor shall be and remain fully liable therefor. Notwithstanding anything to the contrary contained herein, in the event that a court of competent jurisdiction enters a final, non-appealable order or judgment to the effect that the execution and delivery or performance by Guarantor of this Guarantee would be voidable as a fraudulent conveyance or transfer under section 548 of the U.S. Bankruptcy Code or any applicable state statute (if Guarantor’s obligations hereunder were not otherwise limited as provided in this section), then, in such event and only in such event, to the extent permitted by applicable law the obligations of Guarantor hereunder automatically shall be limited to the largest amount that would not render its obligations hereunder voidable under section 548 of the U.S. Bankruptcy Code or such state statute, as the case may be.

5.          Waiver of Subrogation. Until the Indebtedness has been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Indebtedness have been terminated, Guarantor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guarantee, and Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

6.          Waivers. Guarantor hereby waives: (a) all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guarantee, and notices of the existence, creation, or incurring of new or additional Indebtedness, promptness, diligence, and all other notices and demands to which Guarantor might be entitled, including without limitation, all of the following: (i) the amount of the Indebtedness from time to time outstanding; (ii) any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; (iii) any adverse change in Borrower’s financial position; (iv) any other fact that might increase Guarantor’s risk; (v) any default, partial payment or non-payment of all or any part of the Indebtedness; (vi) the occurrence of any of the other Events of Default (as hereinafter defined); and (vii) any and all agreements and arrangements between Lender and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person; (b) any right to require Lender to institute suit against, or to exhaust its rights and remedies against or require the joinder in any action of, Borrower or any other person, or to proceed against any property of any kind that secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Lender or any indebtedness of Lender to Borrower, or to exercise any other right or power, or pursue any other remedy Lender may have; (c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Lender or others that directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefore, whether by operation of law or otherwise; (d) all rights of subrogation, reimbursement, and indemnity whatsoever, and all rights of recourse to or with respect to any assets or property of Borrower or any collateral or security for any or all of the Indebtedness; (e) any defense arising by reason of any failure of Lender to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (f) any defense based upon failure of Lender to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee, or any defects in any such notice that may be given, or failure of Lender to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee, including, but not limited to, any failure by Lender to dispose of any property securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee in a commercially reasonable manner; (g) any defense based upon arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; (h) any defense based upon impairment of the Collateral; and (i) any and all rights or defenses arising by reason of any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action.

7.            Waiver of Other Rights and Defenses.

(a)         Guarantor waives each and every right to which it may be entitled by virtue of any applicable suretyship laws or other similar laws regarding the obligations of guarantors or sureties, including, but not limited to, any and all rights it may have pursuant to Rule 31 or 43 of Texas Rules of Civil Procedure, section 17.001 of the Texas Civil Practice and Remedies Code, Chapter 43 of the Texas Civil Practice and Remedies Code, or Chapter 51 of the Texas Property Code (including, without limitation, any rights under sections 51.003, 51.004, and 51.005 of the Texas Property Code), or any similar successor statute, rule or regulation, in each case, as amended.

(b)         Guarantor waives all rights and defenses that Guarantor may have because any of the Indebtedness is secured by real property. This means, among other things: (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrower: (1) the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because any of the Indebtedness is secured by real property.

(c)         Guarantor waives any right or defense it may have at law or equity to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

(d)         Guarantor agrees to withhold the exercise of any and all subrogation and reimbursement rights against Borrower, against any other person, and against any collateral or security for the Indebtedness until the Indebtedness has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.

(e)         Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guarantee at Borrower’s request and based solely upon its own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Lender with respect thereto. Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Lender to furnish to him any information now or hereafter in Lender’s possession concerning the same or any other matter. By executing this Guarantee, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower’s financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. The Guarantor hereby agrees that the Lender shall have no duty to advise them of information known to the Lender regarding the foregoing conditions or circumstances of Borrower and acknowledges and expressly agrees that it is not relying on any such duty to disclose in executing this Guarantee.

8.        Acceleration. The obligations of the Guarantor under this Guarantee to pay any or all of the Indebtedness shall, at the option of Lender, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) a breach by Borrower of any term, covenant, condition, representation or warranty in any of the Loan Documents, or any statement, report, or certificate made or delivered to Lender by Borrower or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect; or (b) Borrower or Guarantor shall fail to pay when due all or any part of the Indebtedness; or (c) Guarantor shall fail to pay or perform when due any indebtedness or obligation of Guarantor to Lender, whether under this Guarantee or any other instrument, document, or agreement heretofore or hereafter entered into; or (d) any event shall occur which results in the acceleration of the maturity of any indebtedness of Borrower or Guarantor to others; or (e) Borrower or Guarantor shall fail promptly to perform or comply with any term or condition of any agreement with any third party which does or may result in a material adverse effect on the business of Borrower or Guarantor; or (f) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any part of the property of Borrower or Guarantor; or (g) there shall occur the liquidation, dissolution, termination of existence, insolvency, or business failure of Borrower or Guarantor, or the appointment of a receiver, trustee or custodian for Borrower, Guarantor or all or any part of the property of either of them, or the assignment for the benefit of creditors by Borrower or Guarantor, or the commencement of any proceeding by or against Borrower or Guarantor under any reorganization, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or (h) Borrower or Guarantor shall be deceased or declared incompetent by any court or a guardian or conserver shall be appointed for either of them or for the property of either of them, or (i) Borrower or Guarantor shall conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (j) Guarantor shall revoke this Guarantee. All of the foregoing are hereinafter referred to as “Events of Default”.

9.          Right to Attachment Remedy. Guarantor agrees that, notwithstanding the existence of any property securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee, Lender shall have all of the rights of a creditor of Guarantor, including without limitation the right to obtain a temporary protective order and writ of attachment against Guarantor with respect to any sums due under this Guarantee. Guarantor further agrees that in the event any property secures the obligations of Guarantor under this Guarantee, to the extent that Lender, in its sole and absolute discretion, determines prior to the disposition of such property that the amount to be realized by Lender therefrom may be less than the indebtedness of Guarantor under this Guarantee, Lender shall have all the rights of an unsecured creditor against Guarantor, including without limitation the right of Lender, prior to the disposition of said property, to obtain a temporary protective order and writ of attachment against Guarantor. Guarantor waives the benefit of any and all statutes and rules of law now or hereafter in effect requiring Lender to first resort to or exhaust all such collateral before seeking or obtaining any attachment remedy against Guarantor. Lender shall have no liability to Guarantor as a result thereof, whether or not the actual deficiency realized by Lender is less than the anticipated deficiency on the basis, which Lender obtains a temporary protective order or writ of attachment.

10.        Subordination. Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at any time such payment any Indebtedness is outstanding. Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower’s property are hereby authorized and directed to pay to Lender the entire balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Lender all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for any guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held in trust for the benefit of Lender and shall forthwith be paid over to Lender to be applied to the Indebtedness in such order and sequence as Lender shall in its sole discretion determine. Guarantor hereby expressly waives any right to set-off or assert against Lender any counterclaim that Guarantor may have against Borrower.

11.      Revocation. This is a continuing guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions that from time to time continue the Indebtedness or renew it after it has been satisfied. The obligations of Guarantor under this Guarantee may be terminated only as to future transactions and only by giving written notice thereof to Lender in accordance with Paragraph 22 herein. No such revocation shall be effective until the third business day following the date of actual receipt thereof by Lender. Notwithstanding such revocation, this Guarantee and all consents, waivers and other provision hereof shall continue in full force and effect as to any and all Indebtedness that is outstanding on the effective date of revocation and all extensions, renewals and modifications of said Indebtedness including without limitation amendments, extensions, renewals and modifications that are evidenced by new or additional instruments, documents or agreements executed after revocation.

12.        Independent Liability. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Lender. The liability of Guarantor under this Guarantee is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor. The liability of Guarantor under this Guarantee shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor’s liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor’s liability shall be enforceable unless set forth in a writing signed by Lender or set forth in this Guarantee); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guarantee or under any other guaranty agreement); or (d) any payment on or reduction of any other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership or stock ownership of Guarantor. Guarantor hereby expressly represents that it was not induced to give this Guarantee by the fact that there are or may be other guarantors either under this Guarantee or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from its obligations under this Guarantee either in full or to any lesser extent. If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations under this Guarantee.

13.        Remedies Cumulative; No Waiver. Lender shall have the right to seek recourse against Guarantor to the full extent provided for herein or in any other instrument or agreement evidencing obligations of Guarantor to Lender. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against any other party. The failure of Lender to enforce any of the provisions of this Guarantee at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies under this Guarantee shall be cumulative and shall be in addition to all rights, powers and remedies given to Lender by law or under other instrument or agreement.

14.       Financial Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guarantee at Borrower’s request and based solely upon its own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Lender with respect thereto. Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Lender to furnish to him any information now or hereafter in Lender’s possession concerning the same or any other matter. By executing this Guarantee, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable under this Guarantee after Borrower’s financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower.

15.       Reports and Financial Statements of Guarantor. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Lender upon Lender’s request: (a) such financial statements and reports concerning Guarantor for such periods of time as Lender may designate (which financial statements shall, if requested by Lender, be audited by certified public accountants acceptable to Lender); (b) any other information concerning Guarantor’s business, financial condition or affairs as Lender may request; and (c) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Lender may from time to time request. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information that are requested by Lender under this Guarantee or in any litigation in which Lender may be involved relating directly or indirectly to Borrower or to Guarantor. Guarantor further agrees immediately to give written notice to Lender of any adverse change in Guarantor’s financial condition and of any condition or event that constitutes any Events of Default under this Guarantee.

16.        Representations and Warranties. Guarantor hereby represents and warrants that: (a) it is in Guarantor’s direct interest to assist Borrower in procuring credit, because Borrower (i) is fully or partially owned by Guarantor, (ii) is an affiliate of Guarantor, furnishes goods or services to Guarantor, (iii) purchases or acquires goods or services from Guarantor, and/or (iv) otherwise has a direct or indirect corporate or business relationship with Guarantor; (b) this Guarantee has been duly and validly authorized, executed and delivered and constitutes the binding obligation of Guarantor, enforceable in accordance with its terms; and (c) the execution and delivery of this Guarantee does not violate or constitute a default under any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which its property is affected or bound.

17.      Integration. THIS GUARANTEE IS A “LOAN AGREEMENT” UNDER SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

18.        Amendment. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Lender.

19.        Costs. Whether or not suit be instituted, Guarantor agrees to reimburse Lender on demand for all attorneys’ fees and all other costs and expenses incurred by Lender in enforcing this Guarantee, or arising out of or relating in any way to this Guarantee, or in enforcing any of the Indebtedness against Borrower, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Lender on demand for all attorneys’ fees and costs Lender incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: (i) obtain legal advice; (ii) enforce or seek to enforce any of its rights; (iii) commence, intervene in, respond to, or defend any action or proceeding; (iv) file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code (Title 11, United States Code) or otherwise); (v) protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness or any property securing Guarantor’s obligations under this Guarantee; or (vi) represent Lender in any litigation with respect to Borrower’s or Guarantor’s affairs. In the event either Lender or Guarantor files any lawsuit against the other predicated on a breach of this Guarantee, the prevailing party in such action shall be entitled to recover its attorneys’ fees and costs of suit from the non-prevailing party.

20.        Successors and Assigns. All rights, benefits and privileges under this Guarantee shall inure to the benefit of and be enforceable by Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, executors, administrators, personal representatives, successors and permitted assigns, provided that none of the obligations of Guarantor under this Guarantee shall be assigned without the prior written consent of Lender. Neither the death of Guarantor nor notice thereof to Lender shall terminate this Guarantee as to its estate, and notwithstanding the death of Guarantor or notice thereof to Lender, this Guarantee shall continue in full force and effect with respect to all Indebtedness, including without limitation, Indebtedness incurred or created after the death of Guarantor and notice thereof to Lender.

21.          Security for Guarantee.

(a)          To secure the prompt and timely payment and performance of Guarantor’s obligations hereunder, (I) Guarantor hereby grants and conveys to Lender a first priority continuing security interest in and lien upon all now owned and hereafter acquired (i) Accounts and all rights of Borrower to receive payment or any other consideration including, without limitation, pursuant to invoices, contract rights, leases, accounts receivable, general intangibles, choses‑in‑action, notes, drafts, acceptances, instruments, and all other debts, obligations and liabilities in whatever form owing to Borrower from any Person, and all of Borrower’s rights to receive payments for goods sold (whether delivered, undelivered, in transit or returned) or assets leased or services rendered (whether or not earned by performance), which may be represented thereby, or with respect thereto, and all property pledged as collateral security for any of the foregoing, and all rights as an unpaid vendor (including stoppage in transit, replevin or reclamation), and all additional amounts due from any Account Debtor, whether or not invoiced, (ii) Chattel Paper, (iii) Commercial Tort Claims, (iv) Deposit Accounts and Securities Accounts, (v) Documents, (vi) Electronic Chattel Paper, (vii) Equipment and all other equipment, machinery, furniture, computer equipment, telephone equipment, molds, tools, dies, partitions, tooling, transportation equipment, rolling stock, all other tangible assets used in connection with the manufacture, sale or lease of goods or rendition of services, and Borrower’s interests in any leased equipment, and all repairs, modifications, alterations, additions, controls and operating accessories, attachments and parts thereof or thereto, and all substitutions and replacements therefor, (viii) Farm Products, (ix) General Intangibles, (x) Fixtures, (xi) Goods, (xii) Instruments, (xiii) Inventory, (xiv) Investment Property, (xv) letters of credit and Letter-of-Credit Rights, (xvi) money, (xvii) Payment Intangibles, (xviii) Promissory Notes, (xix) Securities, (xx) Software, (xxi) Tangible Chattel Paper, and all products and Proceeds of the foregoing, including but not limited to, all insurance proceeds (which property, assets and Proceeds as described in (I) of this Section 21 are referred to herein collectively as the “Guarantor Personal Property Collateral”), and (II) pursuant to the Mortgages, Guarantor has granted a first priority continuing lien and security interest in the Real Properties, the Fixtures and such other assets described in the Mortgages (the “Guarantor Real Property Collateral” and together with the Guarantor Personal Property Collateral, collectively the “Guarantor Collateral”). Capitalized terms used but not defined in this Section 21 have the meanings given to them in the Uniform Commercial Code as presently enacted in the State of Texas (or any successor legislation thereto), and as the same may be amended from time to time (“UCC”). Guarantor hereby authorizes Lender to prepare and file UCC Financing Statements and UCC Financing Statement Amendments with respect to the Guarantor Personal Property Collateral in form acceptable to Lender and its counsel, and hereby ratifies any actions taken by Lender prior to or after the date hereof in respect of the preparation and filing of UCC Financing Statements and UCC Financing Statement Amendments. Upon the exercise by Lender of Lender’s rights under this Guarantee, Lender shall have all rights and remedies under the Mortgages, the Loan Documents as well as all rights and remedies available to a secured party under the UCC or other applicable law with respect to the Guarantor Personal Property Collateral, all of which rights and remedies may be exercised without notice to Guarantor, all such notices being hereby waived, except such notice as is not waivable under applicable law. All such rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine. Lender shall release its security interest in the Guarantor Collateral when the Indebtedness has been indefeasibly paid in full.

(b)          Guarantor agrees that it will, at its sole cost and expense, maintain the security interest created by this Guarantee as a perfected security interest and take such further actions, and execute and/or deliver to Lender such financing statements, amendments, assignments, agreements, supplements, powers and instruments, as Lender may deem necessary or appropriate in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted in the Guarantor Collateral as provided herein and the rights and interests granted to Lender hereunder, and enable Lender to exercise and enforce its rights, powers and remedies hereunder with respect to any Guarantor Collateral, including the filing of any financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, the execution and filing of any intellectual property security agreement with the United States Patent and Trademark Office and the United States Copyright Office and the execution and delivery of deposit account control agreements with respect to securities accounts, commodities accounts and deposit accounts, all in form satisfactory to Lender and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Guarantor Collateral as provided herein and to preserve the other rights and interests granted to Lender hereunder, as against third parties, with respect to the Guarantor Collateral. Without limiting the generality of the foregoing, but subject to applicable law, Guarantor shall make, execute, endorse, acknowledge, file or refile and/or deliver to Lender from time to time upon request by Lender such lists, schedules, descriptions and designations of the Guarantor Collateral, statements, copies of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as Lender shall request. If an Event of Default has occurred and is continuing, Lender may institute and maintain, in its own name or in the name of Guarantor, such suits and proceedings as Lender may deem necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Guarantor Collateral. Without limitation upon the generality of the foregoing, Guarantor will immediately give notice to Lender of any Commercial Tort Claim that is commenced in the future and will immediately execute or otherwise authenticate a supplement to this Guarantee, and otherwise take all necessary action, to subject such Commercial Tort Claim to the security interest created under this Guarantee.

(c)          Upon the occurrence of an Event of Default, Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for Guarantor (without requiring it to act as such) with full power of substitution to do the following: (a) endorse the name of Guarantor upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Guarantor and constitute collections on Guarantor’s Accounts; (b) take any action Guarantor is required to take under this Guarantee; and (c) do such other and further acts and deeds in the name of Guarantor that Lender may deem necessary or desirable to enforce any rights with respect to any Guarantor Collateral or perfect Lender’s security interest or lien in any Guarantor Collateral. This power of attorney shall be irrevocable and coupled with an interest.

22.        Notices. Any notice that a party shall be required or shall desire to give to the other under this Guarantee shall be in writing and either (a) delivered by registered or certified mail, (b) delivered by hand, or (c) delivered by national overnight courier service with next business day delivery, and shall be deemed to have been duly given or made (i) three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) one (1) business day after deposit with a national overnight courier with next business day delivery with all charges prepaid, or (iii) when hand-delivered. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to Guarantor:	Stephen and Michelle Wallach
2400 Boswell Road
Chula Vista, CA 91914

With a copy to:

Attention:

If to Lender:	GEMCAP SOLUTIONS, LLC
9901 I.H. 10 West, Suite 800
San Antonio, TX 78230
Attention: David Ellis

23.       Construction; Severability; Headings. The parties hereto have participated jointly in the negotiation and drafting of this Guarantee. In the event an ambiguity or question of intent or interpretation arises, this Guarantee shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guarantee. To the fullest extent permitted by law, Guarantor waives the benefit of any statute, rule, regulation, judicial precedent, or cannon of construction that requires or provides for a guaranty agreement to be strictly construed in favor of a guarantor. If more than one person has executed this Guarantee or such other person has executed a separate guaranty document in favor of Lender in respect of the Indebtedness, the term “Guarantor” as used herein and in such other guaranty document shall be deemed to refer to all and any one or more of such persons and their obligations under this Guarantee or under such other guaranty document shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guarantee or such other person has executed a separate guaranty document in favor of Lender, this Guarantee and such other guaranty document shall in all respects be interpreted as though each person signing this Guarantee or such other guaranty document had signed a separate guaranty document, and reference herein to “other guarantors” or words of similar effect shall include without limitation other persons signing this Guarantee or such other guaranty document. As used in this Guarantee, the term “property” is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine gender, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provisions of this Guarantee or the application thereof to any party or circumstance are held invalid, void, inoperative or unenforceable, the remainder of this Guarantee and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guarantee being severable in any such instance. The headings in this Guarantee are inserted for convenience only and shall not be considered for the purpose of determining the meaning or of any provision hereof.

24.        APPLICABLE LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND APPLICABLE FEDERAL LAW. THE PARTIES AGREE AND ACKNOWLEDGE THAT THIS GUARANTEE WAS NEGOTIATED IN THE STATE OF TEXAS AND WAS MADE BY GUARANTOR IN THE STATE OF TEXAS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTEE.

25.      CONSENT TO JURISDICTION. GUARANTOR HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT SITTING IN BEXAR COUNTY, TEXAS WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS GUARANTEE OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT, (c) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO, AND (d) AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. IN ANY SUCH ACTION OR PROCEEDING, GUARANTOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT ITS NOTICE ADDRESS AS SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS GUARANTEE. NOTWITHSTANDING THE FOREGOING, GUARANTOR CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE LENDER’S RIGHTS AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

26.        WAIVER OF JURY TRAIL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE NOW OR HEREAFTER UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN GUARANTOR, LENDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN GUARANTOR AND LENDER. GUARANTOR WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY BUYER WITH RESPECT TO THE LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS. THE PARTIES ACKNOWLEDGE THAT A RIGHT TO A JURY TRAIL IS A CONSTITUTIONAL RIGHT, THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL, AND THAT THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTEE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Guarantee on July 1, 2022.

GUARANTOR:

By:	/s/ Stephan Rhodes Wallach

Print Name: Stephan Rhodes Wallach

Last four digits of SSN:

By:	/s/ Michelle Grace Wallach

Print Name: Michelle Grace Wallach

Last four digits of SSN:

STATE OF                                           )

                                                             ) ss.

COUNTY OF                                      )

On the ____ day of __________________ 2022 before me,                                                       , a Notary Public in and for said State, personally appeared Stephan Rhodes Wallach and Michelle Grace Wallach, each personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that he/she executed the same as his/her free and voluntary act.

WITNESS my hand and official seal.

Signature

Notary Public in and for said County and State

[Signature Page – Secured Continuing Guarantee (CLR Roasters LLC)]